Exhibit 32.1

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE ACT OF 2002

In connection with the accompanying Annual Report of Electronics for Imaging, Inc. (the “Company”), on Form 10-K for the year ended December 31, 2004 (the “Report”), I, Guy Gecht, Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that: (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 15, 2005	/s/ Guy Gecht

Date	Guy Gecht
Chief Executive Officer

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report of Electronics for Imaging, Inc. (the “Company”), on Form 10-K for the year ended December 31, 2004 (the “Report”), I, Joseph Cutts, Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that: (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 15, 2005	/s/ Joseph Cutts

Date	Joseph Cutts
Chief Financial Officer